UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/15/2009

NYFIX, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-02292

Delaware	06-1344888
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

100 Wall Street
New York, NY 10005
(Address of principal executive offices, including zip code)

(646) 525-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

The information provided on Exhibit 99.1 to this current report with respect to Mr. Carl Warden, a beneficial owner of more than 5 percent of the company's common stock, should have been included in the section entitled "Security Ownership of Certain Beneficial Owners and Management" in NYFIX, Inc.'s Proxy Statement dated April 28, 2009, as filed with the Securities and Exchange Commission and distributed to shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, Inc.

Date: May 21, 2009	By:	/s/ Annemarie Tierney
Annemarie Tierney
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Security Ownership of Certain Beneficial Owners